Contingent liabilities	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Contingent liabilities

28	Contingent liabilities

The Company entered into an Arrangement Agreement with Bioasis on 13 December 2022 as amended on 18 December 2022. Under the agreement the Company agreed to acquire the entire issued share capital of Bioasis for consideration of, in aggregate, approximately C$7.4 million (c£4.4 million). The agreement was subject to shareholder approval. On January 23, 2023 at the General Meeting to approve the Arrangement Agreement none of the special resolutions were passed and, accordingly, the acquisition of Bioasis did not proceed. Under the agreement the Company agreed to reimburse Bioasis US$225,000 for expenses relating to the transaction should the Company’s shareholders not approve the transaction. On March 3, 2023 the Company advised Bioasis that it would offset this liability against the $500,000 loan it advanced to them during December 2022 and January 2023.

As at 31 December 2023 the Company had a contingent liability of $225,000 in relation to this potential liability. As at 31 December 2025 and 31 December 2024 the Company no longer believes it has a contingent liability.